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                                                                   Exhibit 99.1


                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2


Section 7.3 Indenture                Distribution Date:               9/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,603,980.00
             Class B Note Interest Requirement                       152,425.00
             Class C Note Interest Requirement                       291,450.00
                       Total                                       2,047,855.00

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.42500
             Class B Note Interest Requirement                          1.62500
             Class C Note Interest Requirement                          2.41667

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                       1,125,600,000
             Class B Note Principal Balance                          93,800,000
             Class C Note Principal Balance                         120,600,000

(iv)    Amount on deposit in Owner Trust Spread Account           13,400,000.00

(v)     Required Owner Trust Spread Account Amount                13,400,000.00



                                             By: ____________________________
                                             Name:  Patricia M. Garvey
                                             Title: Vice President